UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2017 (September 8, 2017)

_____________________________________________________________________

KNIGHT TRANSPORTATION, INC.

(Exact name of registrant as specified in its charter)

Arizona	001-32396	86-0649974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20002 North 19th Avenue, Phoenix, AZ	85027
(Address of principal executive offices)	(Zip Code)

(602) 269-2000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note

On September 8, 2017 (the “Closing Date”), upon the terms set forth in the Agreement and Plan of Merger, dated as of April 9, 2017 (the “Merger Agreement”), by and among Knight-Swift Transportation Holdings Inc. (f/k/a Swift Transportation Company) (“Knight-Swift”), Bishop Merger Sub, Inc., a direct wholly owned subsidiary of the Company (“Merger Sub”), and Knight Transportation, Inc. (the “Company”), Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and as a direct wholly owned subsidiary of Knight-Swift (the “Merger”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note, on the Closing Date, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and as a direct wholly owned subsidiary of Knight-Swift.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (“Knight Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares held in the treasury of the Company or owned or held, directly or indirectly, by Knight-Swift or any wholly owned subsidiary of Knight-Swift or the Company, in each case not held in a fiduciary capacity on behalf of a third-party) was converted into the right to receive one share of Class A common stock, par value $0.01 per share, of Knight-Swift (“Knight-Swift Class A Common Stock”).

The issuance of Knight-Swift Class A Common Stock in connection with the Merger was registered under the Securities Act of 1933 pursuant to Knight-Swift’s Registration Statement on Form S-4, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 24, 2017, as amended (the “S-4”). The S-4 was declared effective on August 8, 2017. The proxy statement/prospectus included with the S-4 contains additional information about the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated into this Current Report on Form 8-K report by reference in its entirety.

Upon the closing of the Merger, the shares of Knight Common Stock that previously traded under the ticker symbol “KNX” on the New York Stock Exchange (the “NYSE”) ceased trading on, and were delisted from, the NYSE. Shares of Knight-Swift Class A Common Stock commenced trading on the NYSE under the ticker symbol “KNX” on September 11, 2017.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 11, 2017, the Company notified the NYSE that the Merger had been completed and requested that the NYSE file with the SEC a notification of removal from listing on Form 25 with respect to the delisting of the Knight Common Stock. Accordingly, the NYSE will file a notification of delisting of the Knight Common Stock from the NYSE and deregistration of the Knight Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 with the SEC. The Company intends to file a Form 15 with the SEC to terminate or suspend its reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the Effective Time, each share of Knight Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held in the treasury of the Company or owned or held, directly or indirectly, by Knight-Swift or any wholly owned subsidiary of Knight-Swift or the Company, in each case not held in a fiduciary capacity on behalf of a third-party) was converted into the right to receive one share of Knight-Swift Class A Common Stock. At the Effective Time, the Company’s stockholders ceased to have any rights as stockholders in the Company other than the right to receive the Merger Consideration.

The information set forth in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of the Registrant.

As a result of the consummation of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Knight-Swift.

The information set forth in Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, each of Michael Garnreiter, Kathryn L. Munro, Richard J. Lehmann, Richard C. Kraemer, Roberta Roberts Shank and Robert Synowicki Jr. resigned from his or her respective position as a member of the Company’s Board of Directors, effective as of the Effective Time. As of the Effective Time, Kevin P. Knight, Gary J. Knight and David A. Jackson serve as the board of directors of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, by virtue of the Merger, the articles of incorporation and bylaws of the Company were amended and restated in their entirety in accordance with the terms of the Merger Agreement. The Third Amended and Restated Articles of Incorporation of the Company and the Amended and Restated Bylaws of the Company are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On September 11, 2017, Knight-Swift issued a press release announcing the completion of the Merger, which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 9, 2017, by and among Swift Transportation Company, Bishop Merger Sub, Inc. and Knight Transportation, Inc. (incorporated by reference to Exhibit 2.1 of Knight Transportation, Inc.’s Current Report on Form 8-K, filed with the SEC on April 13, 2017)*
3.1	Third Amended and Restated Articles of Incorporation of Knight Transportation, Inc.
3.2	Amended and Restated Bylaws of Knight Transportation, Inc.
99.1	Press Release of the Knight-Swift Transportation Holdings Inc., dated September 11, 2017

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT TRANSPORTATION, INC.

Date: September 11, 2017	By:	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 9, 2017, by and among Swift Transportation Company, Bishop Merger Sub, Inc. and Knight Transportation, Inc. (incorporated by reference to Exhibit 2.1 of Knight Transportation, Inc.’s Current Report on Form 8-K, filed with the SEC on April 13, 2017)*
3.1	Third Amended and Restated Certificate of Incorporation of Knight Transportation, Inc.
3.2	Amended and Restated Bylaws of Knight Transportation, Inc.
99.1	Press Release of the Knight-Swift Transportation Holdings Inc., dated September 11, 2017

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.